                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: (Date of earliest event reported)

                                  May 15, 2000



                          GOVERNMENT TRUSTS 2-E AND 2-F
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Illinois
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


               33-25441                       36-6915816     36-6915817
       ------------------------               -------------------------
       (Commission File Number)                (IRS Employer I.D. No.)


         Bank One Trust Company, NA (formerly The First National Bank of
                                Chicago), Trustee
               9th Floor, Suite IL1-0126, Chicago, Illinois 60670
               --------------------------------------------------
               (Address of principal executive offices (Zip Code)



       Registrant's telephone number, including area code: (312) 407-2797

Item 5.  Other Events

Attached hereto as Exhibit A are copies of the reports to holders of Government Trust Certificates Class 2-E & 2-F, dated May 15, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

                                    GOVERNMENT TRUST CERTIFICATES


                                              By: Bank One Trust Company, NA
                                                  ------------------------------
                                              (formerly The First National Bank
                                              of Chicago)
                                              Not in its individual capacity but
                                              solely as Trustee on behalf of the
                                              Trusts 2-E & 2-F.

                                    By: /s/ Joan E. Blume
                                        ----------------------------------------
                                              Joan E. Blume
                                              Trust Officer


Date: as of May 15, 2000

                                                                    May 15, 2000





To The Holders of
Government Trust Certificates
9.40% Current Coupon Certificates
Class 2-E Due 05/15/02

In accordance with Section 4.1 of the Declaration of Trust ("Trust"), Bank One Trust Company, NA (successor in interest to The First National Bank of Chicago), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the May 15, 2000 Certificate Payment Date.

Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount of Principal distributed: $54,696,000.00

2.   The aggregate dollar amount of Interest distributed: $7,226,438.00

3. The aggregate Principal Balance of the Class 2-E Certificates after the May 15, 2000 Certificate Payment Date: $99,058,000.00

4. The Principal Balance of the Class 2-E Note after the May 3, 2000 Note Payment Date: $99,058,000.00

5.   The Deficient amount of the Note Payment: $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Ronald J. Bruner, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate.



                                       /s/ Ronald J. Bruner
                                       -----------------------------------------
                                       Ronald J. Bruner
                                       Vice President

                                       For Bank One Trust Company, NA (successor in interest to The First National Bank of Chicago), as Trustee and not in its individual capacity.

                                                                    May 15, 2000





To The Holders of
Government Trust Certificates
Zero Coupon Class 2-F

In accordance with Section 4.1 of the Declaration of Trust ("Trust"), Bank One Trust Company, NA (successor in interest to The First National Bank of Chicago), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the May 15, 2000 Certificate Payment Date.

Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount distributed to holders of Class 2-F
     Certificates: $47,627,280.86

2. The Principal Balance of the Class 2-F Note after the May 3, 2000 Note Payment Date: $978,626,000.00.

3.   The Deficient amount of the Note Payment: $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Ronald J. Bruner, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate.



                                       /s/ Ronald J. Bruner
                                       -----------------------
                                       Ronald J. Bruner
                                       Vice President

                                       For Bank One Trust Company, NA (successor in interest to The First National Bank of Chicago), as Trustee and not in its individual capacity